UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2019

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Bering, Suite 400 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 1, 2019, Comfort Systems USA, Inc. (the “Company”) completed its previously announced acquisition (the “Acquisition”) of all of the outstanding securities of Walker TX Holding Company, LLC, a Texas limited liability company (formerly Walker TX Holding Company, Inc., a Texas corporation, “Walker”) pursuant to the terms of the Purchase Agreement (the “Purchase Agreement”), dated as of February 21, 2019, by and among the Company, the holders of all the outstanding securities of Walker (collectively, the “Selling Shareholders”), and Scott Walker, as representative of the Selling Shareholders.

Pursuant to the Purchase Agreement, the Company paid to the Selling Shareholders an initial aggregate purchase price comprised of approximately $178 million payable in cash subject to working capital and certain other adjustments set forth in the Purchase Agreement, and $25 million aggregate principal amount of an unsecured promissory note (the “Note”) bearing interest at a rate of 4% per annum and to be paid in two equal installments of $12.5 million on the third and fourth anniversaries of the closing of the transaction. In addition, the Purchase Agreement provides for an additional earn-out amount to become payable by the Company to the extent that Walker’s EBITDA (as defined in the accompanying earn-out agreement) during each of the years following the closing of the transaction through December 31, 2023 exceeds certain thresholds (the “Earn-Out Payments”). The Notes and the Earn-Out Payments are subject to offset by the Company in respect of any indemnity claims made pursuant to the Purchase Agreement. The Purchase Agreement contains customary representations, warranties, covenants and indemnities. The closing of the transaction was subject to customary closing conditions. The Company’s cash payments upon consummation of the Acquisition were funded by borrowings under the Company’s $400.0 million senior credit facility provided by a syndicate of banks, which facility is described in the Company Annual Report on Form 10-K for the year ended December 31, 2018.

The foregoing descriptions of the Purchase Agreement, the Note and the Earn-Out Payments do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, Note and earn-out agreement, the forms of which are exhibits to the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Form 8-K filed on February 26, 2019 and are incorporated herein by reference.

The foregoing description and the copy of the Purchase Agreement have been included to provide investors with information regarding the terms of the Purchase Agreement. They are not intended to provide any other factual information about the Company, Walker or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of those agreements and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Company, Walker or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or Walker. Accordingly, investors should read the representations and warranties in the Purchase Agreement not in isolation but only in conjunction with the other information about the Company and Walker and their respective subsidiaries that the Company includes in reports, statements and other filings that it makes with the Securities and Exchange Commission.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information disclosed in Item 2.01 of this Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On April 1, 2019 the Company issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information included in this Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

As permitted under Item 9.01(a)(4) of Form 8-K, the required financial statements will be filed by an amendment to this Form 8-K no later than the date specified by Item 9.01(a)(4).

(b) Pro Forma Financial Information.

As permitted under Items 9.01(a)(4) and 9.01(b) of Form 8-K, the required pro forma financial information will be filed by an amendment to this Form 8-K no later than the date specified by Item 9.01(a)(4).

(d) Exhibits.

Exhibit No.	Description
2.1

Purchase Agreement, dated February 21, 2019, by and among Comfort Systems USA, Inc., Walker TX Holding Company, LLC, the holders of all the outstanding securities of Walker TX Holding Company, LLC, and Scott Walker, in his capacity as Seller Representative (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on February 26, 2019 (File No. 1-13011)).

99.1	Press Release of Comfort Systems USA, Inc. dated April 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

	By:	/s/ Laura F. Howell
Laura F. Howell, Senior Vice President, General Counsel and Secretary

Date: April 4, 2019